UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                 April 20, 2004




                           WSFS Financial Corporation
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



       Delaware                       0-16668                    22-2866913
----------------------------      ---------------               -------------
(State or other jurisdiction      (SEC Commission               (IRS Employer
     of incorporation)                File No.)                 Identification
                                                                    Number)


838 Market Street, Wilmington, Delaware                              19899
----------------------------------------                          ----------
(Address of principal executive offices)                          (Zip Code)




Registrant's telephone number, including area code: (302)792-6000
                                                    -------------



                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                           WSFS FINANCIAL CORPORATION


                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits
          ------------------------

         (c) Exhibits:

                  99.1     Press Release dated April 20, 2004


Item 12. Results of Operations and Financial Condition
------------------------------------------------------

         On April 20, 2004, the Registrant issued a press release to report earnings for the quarter ended March 31, 2004. A copy of the press release is furnished with this Form 8-K as an exhibit.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                             WSFS FINANCIAL CORPORATION


Date: April 21, 2004
                                             By: /s/Mark A. Turner
                                                 -------------------------------
                                                 Mark A. Turner
                                                 Chief Operating Officer/
                                                 Chief Financial Officer